Exhibit 99.1

5J OILFIELD SERVICES, LLC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1-2

FINANCIAL STATEMENTS

Balance Sheets	3

Statements of Income	4

Statements of Members’ Equity	5

Statements of Cash Flows	6-7

Notes to Financial Statements	8-12

INDEPENDENT AUDITORS’ REPORT

To the Members

5J Oilfield Services, LLC

We have audited the accompanying financial statements of 5J Oilfield Services, LLC (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

To the Members

5J Oilfield Services, LLC

Opinion

In our opinion, the financial statements referred to on page 1 present fairly, in all material respects, the financial position of 5J Oilfield Services, LLC as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Bolton, Sullivan, Taylor & Weber, L.L.P.

Palestine, Texas

August 29, 2019

5J OILFIELD SERVICES, LLC

BALANCE SHEETS

DECEMBER 31, 2018 AND 2017

	2018	2017
ASSETS

CURRENT ASSETS
Cash	$12,697	$12,697
Certificate of deposit	415,934	345,796
Accounts receivable, net	9,838,703	11,154,967
Notes receivable - current portion	442,674	200,000
Prepaid expenses	310,627	364,634

TOTAL CURRENT ASSETS	11,020,635	12,078,094

PROPERTY AND EQUIPMENT (at cost)
Trucks and trailers	338,885	306,849
Furniture, fixtures and equipment	78,763	78,763
Computer equipment	47,534	42,067
Total property and equipment	465,182	427,679
Less accumulated depreciation	(266,816)	(267,438)

TOTAL NET PROPERTY AND EQUIPMENT	198,366	160,241

OTHER ASSETS
Notes receivable, net of current portion	11,737,658	12,187,658
Loan fees, net	-	4,138
Deposits	277,773	277,183

TOTAL OTHER ASSETS	12,015,431	12,468,979

TOTAL ASSETS	$23,234,432	$24,707,314

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,857,083	$1,934,374
Accrued expenses	2,297,863	2,277,268
Escrow deposits	188,500	153,250
State income taxes payable	29,850	21,500
Payroll liabilities	6,402	27,679
Credit line payable	3,496,466	6,406,871

TOTAL CURRENT LIABILITIES	7,876,164	10,820,942

MEMBERS' EQUITY	15,358,268	13,886,372

TOTAL LIABILITIES AND MEMBERS' EQUITY	$23,234,432	$24,707,314

The accompanying notes are an integral part of these financial statements.

5J OILFIELD SERVICES, LLC

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017

OPERATING REVENUES	$67,299,934	$48,178,635

OPERATING EXPENSES
Linehaul expenses	38,271,422	28,948,032
Reimbursed expenses	13,518,190	9,286,286
Payroll, terminal fees and efficiency bonuses	6,616,149	4,227,630

TOTAL OPERATING EXPENSES	58,405,761	42,461,948

GROSS PROFIT	8,894,173	5,716,687

GENERAL AND ADMINISTRATIVE	6,003,679	4,590,893

INCOME (LOSS) FROM OPERATIONS	2,890,494	1,125,794

OTHER INCOME (EXPENSE)
Gain (loss) on sale of fixed assets	22,132	15,436
Interest income	253,890	255,513
Interest expense	(314,534)	(253,489)

NET OTHER INCOME (EXPENSE)	(38,512)	17,460

INCOME (LOSS) BEFORE PROVISION FOR
INCOME TAXES	2,851,982	1,143,254

STATE INCOME TAX (EXPENSE) BENEFIT	(27,277)	(18,978)

NET INCOME (LOSS)	$2,824,705	$1,124,276

The accompanying notes are an integral part of these financial statements.

5J OILFIELD SERVICES, LLC

STATEMENTS OF MEMBERS' EQUITY

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017

MEMBERS' EQUITY AT BEGINNING OF YEAR	$13,886,372	$12,762,096

Net income	2,824,705	1,124,276

Contributions (distributions) to members	(1,352,809)	-

MEMBERS' EQUITY AT END OF YEAR	$15,358,268	$13,886,372

The accompanying notes are an integral part of these financial statements.

5J OILFIELD SERVICES, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$2,824,705	$1,124,276

Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation	54,249	59,739
Amortization	4,138	10,673
Bad debt expense	957,853	365,589
Gain on sale of fixed assets	(22,132)	(15,436)
Decrease (Increase) in accounts receivable	358,411	(6,392,352)
Decrease (Increase) in loan fees	-	(7,189)
Decrease (Increase) in prepaid expenses	54,007	(84,270)
Decrease (Increase) in deposits	(590)	80,000
(Decrease) Increase in accounts payable	(77,291)	616,940
(Decrease) Increase in accrued expenses	28,945	1,207,295
(Decrease) Increase in escrow deposits	35,250	41,000
(Decrease) Increase in payroll liabilities	(21,277)	3,950

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	4,196,268	(2,989,785)

CASH FLOWS FROM INVESTING ACTIVITIES
Decrease (Increase) in certificate of deposit	(70,138)	256,262
Decrease (Increase) in notes receivable	207,326	200,000
Purchases of property and equipment	(122,592)	(66,705)
Proceeds from disposal of equipment	52,350	-

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	66,946	389,557

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit line payable	29,820,675	21,002,908
Reduction in credit line payable	(32,731,080)	(18,402,642)
Member contributions (distributions)	(1,352,809)	-

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(4,263,214)	2,600,266

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	38

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	12,697	12,659

CASH AND CASH EQUIVALENTS (OVERDRAFT) AT END OF YEAR	$12,697	$12,697

The accompanying notes are an integral part of these financial statements.

5J OILFIELD SERVICES, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest	$320,802	$243,593
State income taxes	$18,927	$9,002

The accompanying notes are an integral part of these financial statements.

5J OILFIELD SERVICES, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

ORGANIZATION

5J Oilfield Services, LLC (the Company) is a limited liability company organized under the laws of the State of Texas on November 25, 2009 and headquartered in Palestine, Texas.

NATURE OF OPERATIONS

The Company is a contract carrier specializing in the transportation and logistical needs of the oil and gas industry. Services provided include rig mobilization, heavy hauling, compressor and production hauling and hot shot services. A substantial part of these services are provided by 5J Trucking, LLC, a related party.

SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.

Use of Estimates. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification. Certain accounts relating to the prior year have been reclassified to conform to the 2018 presentation.

Concentration of Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, accounts receivable and notes receivable. Amounts on deposit at a single financial institution regularly exceed the federally insured limits. As of December 31, 2018, the Company had $175,601 on deposit in excess of federally insured limits. As of December 31, 2017, the Company had $105,796 on deposit exceeding federally insured limits.

Concentration of credit risk with respect to accounts receivable and notes receivable are derived from granting credit to its customers located throughout the United States.

Accounts Receivable. Accounts receivable are recorded net of the allowance for doubtful accounts of $1,362,630 at December 31, 2018 and $713,619 at December 31, 2017. The allowance for doubtful accounts is based on historical experience and an evaluation of the outstanding receivables at year end. Bad debt expense for the years ended December 31, 2018 and 2017, was $957,853 and $365,589, respectively.

SIGNIFICANT ACCOUNTING POLICIES (concluded)

Property and Equipment. Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over periods ranging from five to seven years for each asset.

Maintenance and repairs are charged to expense as incurred and expenditures for major renewals and betterments are capitalized.

When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the results of operations. Depreciation expense for 2018 and 2017, was $54,249 and $59,739, respectively.

Cash and Cash Equivalents. For purposes of the statement of cash flows, the Company considers all demand deposits, money market funds, cash on hand and highly liquid investments with original maturity dates of less than three months to be cash equivalents.

Certificate of Deposit. Certificate of deposit (“CDs”) represents CDs with initial maturities of greater than three months but less than one year. They are recorded at the face value plus accrued interest, which approximates fair value.

Income Taxes. The Company is a disregarded entity for federal income tax purposes. Therefore, no provision for federal income tax has been included in the financial statements.

The Company is subject to various state income taxes. A state income tax (benefit) provision of $27,277 and $18,978 has been recorded for the years ended December 31, 2018 and 2017, respectively.

For federal and state income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

Members’ Liability. As a limited liability company, each member’s liability is limited to amounts reflected in their respective member equity accounts in accordance with the Operating Agreement.

Subsequent Events. The Company is required to comply with various covenants as listed in the Credit Line Payable Loan Agreement with VeraBank. The Company was not in compliance with the debt service coverage ratio requirements as of June 30, 2019, but the creditor has granted an exception and waived its rights to apply any of the remedies listed in the loan agreement at this time.

Management has evaluated subsequent events through August 29, 2019, the date the financial statements were available to be issued.

RETIREMENT PLAN

The Company has a 401(k) plan which covers eligible employees. Participating employees may elect to contribute on a tax deferred basis, a portion of their compensation, in accordance with Section 401(k) of the Internal Revenue Code.

NOTES RECEIVABLE

Notes receivable consist of the following at December 31:

	2018	2017
One note for 2018 and 2017 with interest
at 2% from 5J Trucking, LLC, unsecured.	$12,137,658	$12,387,658

Other notes with interest at 5% to 8%,
secured by equipment.	42,674	-

	12,180,332	12,387,658

Less current portion	(442,674)	(200,000)

Notes receivable - less current portion	$11,737,658	$12,187,658

COMMITMENTS AND CONTINGENCIES

The Company has guaranteed several of 5J Trucking, LLC and Certified Crane & Rigging Services, LLC’s notes payable. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. However, if the Company were required to honor the guarantees, it would be entitled to property owned by the related entity that collateralizes the loans. As of December 31, 2018, the related parties are current with their debt payments. See table below for relevant details of each obligation:

		Year Final	Balance at	Maximum Potential
Party	Due to	Payment Due	12/31/18	of Future Payments
5J Trucking	Equify	2019	$181,620	$184,091
5J Trucking	VeraBank	2022	900,000	1,014,346
5J Trucking	Mercedes-Benz	2023	1,288,963	1,467,560
5J Trucking	Mercedes-Benz	2023	334,047	385,996
5J Trucking	De Lage Landen	2024	2,991,144	3,433,418
Certified Crane	Equify	2022	2,941,079	3,307,947
Certified Crane	Equify	2022	2,476,773	2,807,002

The Company has guaranteed a Line of Credit for Certified Crane and Rigging Services, LLC with a balance of $1,312,552 as of December 31, 2018. The line of credit matures on February 16, 2020, and has a maximum borrowing amount of $2,020,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of December 31, 2018, the related party is current with its debt payments.

The Company is contingently liable in respect to lawsuits and other claims arising from the ordinary course of its operations. The Company believes that either there are meritorious defenses to substantially all such actions or that any liability that may finally be determined, net of insurance, should not have a material effect on the Company’s financial position.

CREDIT LINE PAYABLE

The Company increased their line of credit from $6,000,000 to $8,000,000 on October 4, 2017. Interest is equal to the Prime Rate plus 1.00%, but a minimum rate of 5.25% per annum. Accrued interest is payable monthly. Outstanding principal and any accrued interest are payable in full at maturity on October 4, 2019. The credit line is secured by all assets of the Company. The line of credit is also secured by personal guarantees of the members and 5J Trucking, LLC.

Interest expense on the lines of credit for the years ended December 31, 2018 and 2017, was $314,534 and $253,489, respectively.

The Company is required to comply with various covenants as listed in the Credit Line Payable Loan Agreement with VeraBank. The Company was in compliance with the debt service coverage ratio requirements as of December 31, 2018.

RELATED PARTY TRANSACTIONS

During 2018 and 2017, the Company had transactions with 5J Trucking, LLC (Trucking), 5J Properties, LLC (Properties), Certified Crane & Rigging Services, LLC (Certified Crane), Schwab Trucking, LLC (Schwab), and 903 Industries related through common ownership and management. The following is a description of the transactions with these entities for the years ended December 31, 2018 and 2017:

5J Trucking, LLC

-	The Company rents a majority of its trucks and substantially all of its cranes and other equipment from Trucking under cancelable five year leases. The leases provide that Trucking will receive from the Company rent for the use of the equipment equivalent to a percentage of the revenue generated by the equipment. In addition:

Trucking will reimburse the Company for wages paid to operators and others involved in the operation of the equipment.

Trucking will pay to the Company a percentage of the gross wages to cover payroll taxes and operation and administrative expenses.

Trucking will reimburse the Company for various expenses paid by the Company on behalf of Trucking.

The Company pays Trucking for the use of its terminal facilities and commissions related to job performance.

-	Accounts receivable includes $0 and $1,208 due from Trucking as of December 31, 2018 and 2017, respectively.

-	Accounts payable and accrued expenses include $346,331 and $340,098 due to Trucking as of December 31, 2018 and 2017, respectively.

-	Notes receivable include $12,137,658 and $12,387,658 due from Trucking as of December 31, 2018 and 2017, respectively. Interest income earned on the note was $250,260 in 2018 and $253,342 in 2017. See Notes Receivable on page ten for more details.

-	The Company reported $24,862,942 in 2018 and $20,665,691 in 2017 of expenses from Trucking.

RELATED PARTY TRANSACTIONS (concluded)

The Company’s transactions with other related parties are summarized below:

	2018	2017
Accounts receivable due from Certified Crane	$680,569	$313,606
(included in allowance for doubtful accounts)
Accounts receivable due from Schwab	25,270	23,948

Accounts payable due to Properties	13,500	3,000
Accounts payable due to Certified Crane	355,675	84,920

Operating revenue from Certified Crane	513,828	128,665

Contract service expense to Certified Crane	1,853,791	957,003
Linehaul expense to Schwab	212,974	177,847
Linehaul expense to 903 Industries	44,388	27,589
Rental expense to Properties	18,000	18,000

Bad debt expense from Certified Crane	368,991	313,606
(included in General and Administrative expense)

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